Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJA”) was signed into United States law. In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allowed the Company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. The Company’s provisional estimate associated with the reduction in the U.S. federal corporate tax rate from 35% to 21% impacted the change in valuation allowance and change in tax rate component of the Company’s effective tax rate reconciliation as well as its ending deferred tax assets, and valuation allowance in the 2017 deferred tax footnote disclosure. In the fourth quarter of 2018, the Company completed the analysis to determine the effect of the TCJA and recorded no adjustments.

During the years ended December 31, 2017 and 2018, the Company recorded no income tax benefit for the net operating losses incurred or for the research and development tax credits generated in each year, due to the full valuation allowance maintained against the Company’s net deferred tax assets.

A reconciliation of the differences between the effective tax rates of the Company for the years ended December 31, 2017 and 2018, respectively, and the U.S. federal statutory tax rate are as follows:

	Year Ended December 31,
	2017	2018
Statutory tax rate	34.0%	21.0%
State taxes, net of federal benefit	4.1	5.0
Share-based compensation	-0.6	-1.0
Change in derivative liability	-0.3	-0.5
Non-deductible interest expense	-6.6	-3.1
Other	0.2	0.0
Tax credits	0.0	3.0
Change in valuation allowance	-10.0	-24.4
Impact of 2018 tax rate changes on temporary differences	-20.8	0.0

Effective income tax rate	0.0%	0.0%

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2017 and 2018 are as follows (in thousands):

	December 31,
	2017	2018
Deferred tax assets:
Operating tax losses	$2,665	$6,288
Tax credit carryforwards	-	537
Accrued expenses	66	134
Share-based compensation	131	166

Deferred tax assets	2,862	7,125

Valuation allowance	(2,860)	(7,122)

Deferred tax liabilities:
Depreciation	(2)	(3)

Deferred tax liabilities	(2)	(3)

	$-	$-

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The Company applied the separate return method for allocation of current and deferred tax expense.

Until August 1, 2018, the Company filed federal and state taxes as part of a controlled group, PureTech Health, a related party, as it met the requirements to be included in the controlled group filing. The Company has not recorded any deferred tax assets for Research and Development tax credits for the period from inception through August 1, 2018 at which point the Company exited the controlled group. The Company believes that some of its activities do qualify for the credit during that time. Under Section §41 of the Internal Revenue Code of 1986, as amended (the “IRC”), Research and Development tax credits are required to be computed on a controlled group basis and as such, without additional input from companies outside of the Company’s control, the Company cannot reasonably estimate its share of the overall credit. As a result, further analysis must be performed to determine the amount of the consolidated credit allocable to the Company. The Company has excluded from the deferred tax table above tax credits that were generated in periods prior to August 2018 as PureTech Health has not completed an analysis to determine the portion that would be available to the Company.

The Company is still required to file tax returns on a combined basis with PureTech Health in certain state jurisdictions. At December 31, 2018, the Company had federal net operating loss carryforwards totaling $23.0 million, of which $9.7 million begin to expire in 2029 and $13.3 million can be carried forward indefinitely. At December 31, 2018, the Company had state net operating loss carryforwards totaling $22.9 million which begin to expire in 2029. In addition, the Company has federal research credits of $0.5 million and state research credits of less than $0.1 million which expire in 2038 and 2033, respectively.

Management has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards and tax credit carryforwards. Under the applicable accounting standards, management has considered the Company’s history of losses and concluded that it is more likely than not that the Company will not recognize the benefits of deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets at December 31, 2018. The valuation allowance increased by $4.3 million during the year ended December 31, 2018 which primarily relates to the current year operating loss and tax credits generated.

Under the provisions of the IRC, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the IRC, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed financings since its inception which may have resulted in a change in control as defined by Section 382 and 383 of the IRC, and it may complete future financings that could result in a change in control in the future. The Company completed a Section 382 study through December 31, 2018 and concluded that it experienced an ownership change during 2014 but has not experienced any subsequent ownership changes. Based on the results of this analysis, the Company does not expect the future utilization of net operating loss carryforwards to be materially limited.

The Company accounts for uncertain tax positions pursuant to ASC 740 which prescribes a recognition threshold and measurement process for financial statement recognition of uncertain tax positions taken or expected to be taken in a tax return. If the tax position meets this threshold, the benefit to be recognized is measured as the tax benefit having the highest likelihood of being realized upon ultimate settlement with the taxing authority. As of December 31, 2018, the Company has not recorded any unrecognized tax benefits. The Company has not, as yet, conducted a study of research and development tax credit carryforwards. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development tax credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheets or statements of operations if an adjustment was required. The Company does not expect any material change in unrecognized tax benefits within the next twelve months.

The Company is subject to taxation in the United States federal and certain state jurisdictions. The Company has incurred operating losses since inception, and therefore, the losses in all periods may be adjusted by taxing jurisdictions in future periods in which they are utilized.